SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2005

                                      CWT

                                  (Depositor)

(Issuer in respect of Countrywide Alternative Loan Trust, Mortgage Pass-Through

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2005


                                      CWT


                          By: /s/ Cirino Emanuele
                              ------------------------------
                          Name:   Cirino Emanuele
                                  Assistant Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2005


                             Payment Date: 12/25/05


          ------------------------------------------------------------
                             Countrywide Home Loans
 Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        201,732,000.00    2.957328%       191,882.89    298,293.80      490,176.68       0.00       0.00
                        A2         84,055,000.00    3.007328%        79,951.20    126,390.46      206,341.66       0.00       0.00
                        A3         50,433,000.00    3.097328%        47,970.72     78,103.76      126,074.48       0.00       0.00
                        AIO       379,910,436.39    2.700000%             0.00    512,879.09      512,879.09       0.00       0.00
                        C         379,910,436.39    0.000000%             0.00      6,653.01        6,653.01       0.00       0.00
                        P                 100.00    0.000000%             0.00      5,759.15        5,759.15       0.00       0.00
Residual                AR                100.00    0.000000%           100.00          0.00          100.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         16,906,000.00    3.457328%             0.00     29,224.79       29,224.79       0.00       0.00
                        M2         11,967,000.00    4.307328%             0.00     25,772.89       25,772.89       0.00       0.00
                        M3          6,838,000.00    4.657328%             0.00     15,923.40       15,923.40       0.00       0.00
                        M4          1,139,000.00    4.657328%             0.00      2,652.35        2,652.35       0.00       0.00
                        M5          1,899,000.00    4.657328%             0.00      4,422.13        4,422.13       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        374,969,200.00     -              319,904.81  1,106,074.82    1,425,979.63     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        201,709,841.56              0.00
                                A2         84,045,767.32              0.00
                                A3         50,427,460.39              0.00
                                AIO                 0.00              0.00
                                C         379,910,164.00              0.00
                                P                 100.00              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         16,920,223.63              0.00
                                M2         11,977,068.27              0.00
                                M3          6,843,753.06              0.00
                                M4          1,139,958.28              0.00
                                M5          1,900,597.70              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        374,964,770.20     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/05


          ------------------------------------------------------------
                             Countrywide Home Loans
 Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    201,732,000.00     2.957328% 12668A4B8     0.951177      1.478664    999.890159
                           A2     84,055,000.00     3.007328% 12668A4C6     0.951177      1.503664    999.890159
                           A3     50,433,000.00     3.097328% 12668A4D4     0.951177      1.548664    999.890159
                           AIO   379,910,436.39     2.700000% 12668A4E2     0.000000      1.350000      0.000000
                           C     379,910,436.39     0.000000% 12668A4L6     0.000000      0.017512    999.999283
                           P             100.00     0.000000% 12668A4M4     0.000000    57,591.500000  1,000.000000
Residual                   AR            100.00     0.000000% 12668A4N2   1,000.000000    0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     16,906,000.00     3.457328% 12668A4F9     0.000000      1.728664  1,000.841336
                           M2     11,967,000.00     4.307328% 12668A4G7     0.000000      2.153664  1,000.841336
                           M3      6,838,000.00     4.657328% 12668A4H5     0.000000      2.328664  1,000.841336
                           M4      1,139,000.00     4.657328% 12668A4J1     0.000000      2.328664  1,000.841336
                           M5      1,899,000.00     4.657328% 12668A4K8     0.000000      2.328664  1,000.841336
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     374,969,200.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
 Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       379,910,164.00   379,910,164.00
Loan count                    935              935
Avg loan rate           4.629280%             4.63
Prepay amount          230,292.79       230,292.79

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       118,722.01       118,722.01
Sub servicer fees            0.00             0.00
Trustee fees             2,849.33         2,849.33


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                7,598,208.73     7,598,208.73
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           89.658289%           100.000000%            336,220,200.00
   -----------------------------------------------------------------------------
   Junior           10.341711%             0.000000%             38,781,600.94
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            1,425,979.63          1,425,979.63
Principal remittance amount              319,904.81            319,904.81
Interest remittance amount             1,106,074.82          1,106,074.82